SUPPLEMENT DATED MARCH 28, 2007 TO THE PROSPECTUS DATED DECEMBER 20, 2006




                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
                                  (the "Fund")


          Effective April 1, 2007, the Expense Limitation of the Fund referenced in the Prospectus has been reduced from 2.50% to 2.25%.